UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2008 (May 20, 2008)

LOJACK CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-8439	04-2664794
(Commission File Number)	(IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts	02090
(Address of Principal Executive Offices)	(Zip Code)

781-251-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2008, the shareholders of LoJack Corporation (the "Company") approved the LoJack Corporation 2008 Stock Incentive Plan (the "Plan") at the Company’s annual meeting of shareholders. The terms of the Plan are set forth in the Company’s proxy statement, dated April 9, 2008, for the annual meeting of shareholders. The description of the Plan in the section of the proxy statement titled "Adoption of the LoJack Corporation 2008 Stock Incentive Plan" is incorporated herein by reference.

Forms of award agreements under the Plan to be used in connection with awards to executive officers are attached hereto as exhibits and are hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 LoJack Corporation 2008 Stock Incentive Plan which is incorporated herein by reference to Exhibit A of the Company’s Proxy Statement dated April 9, 2008

10.2 Form of Stock Option Agreement

10.3 Form of Restricted Stock Agreement

10.4 Form of Restricted Stock Agreement – Incentive Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION (Registrant)
By:	/s/ Thomas A. Wooters
Thomas A. Wooters, Executive Vice President and General Counsel

Date: May 22, 2008